                                                                Exhibit 10.8.1.1


                           FOURTH AMENDMENT TO LEASE


FOURTH ADDENDUM TO THE MASTER LEASE DATED JANUARY 21, 1995 BETWEEN HERBERT P. McLAUGHLIN, ("LESSOR"), AND PETE'S BREWING COMPANY, ("LESSEE") FOR SUITES 350, 205 AND 310 LOCATED AT 124 UNIVERSITY AVE., PALO ALTO, CA., 94301


 1. CONSIDERATION: AGREEMENT TO AMEND: For valuable consideration, the receipt and sufficiency of which are acknowledged Lessor and Lessee amend the Lease in the following respects:

 2. MEANING OF TERMS: Except as otherwise stated in this Fourth Addendum to Lease ("Fourth Addendum"), (a) all initialed terms in this amendment will have the respective defined meaning stated in the lease, and (b) the terms and provisions of this amendment will be considered to be effective as of the date of this amendment.

 3. CONSOLIDATION OF LEASES: The following suites currently leased by Lessee shall be incorporated into the one Master Lease defined herein, dated January 21, 1995, for which the terms and conditions of the lease shall remain the same, except for the terms defined herein and incorporated thereto.

The PREMISES and Square Feet are defined as:

                Suite:                    Rentable Square Feet:
                -----                     --------------------

                205                               434
                202                             2,000
                210                             1,124
                300                             2,361
                310                               825
                350                             1,835
                                                -----
Total:                                          8,579
-----

 4. TERM OF THE LEASE: Effective and Commencing March 1, 1998, the term of the lease is defined as four (4) years, terminating February 28, 2002. The existing Leases and Addendum's shall remain in effect until March 1, 1999 accordingly.

 5. BASE RENT: Effective March 1, 1998, the base rent for all of the suites defined herein, shall be according to the following full service rental schedule:

                Year 1:                     $3.525/sq. ft./month
                (3/1/98 - 2/28/99)          ($30,240.98)

                Year 2:                     $3.63/sq. ft./month
                (3/1/99 - 2/28/00)          ($31,148.20)

                Year 3:                     $3.74/sq. ft./month
                (3/1/2000 - 2/28/01)        ($32,082.65)

                Year 4:                     $3.85/sq. ft./month
                (3/1/2001 - 2/28/02)        ($33,045.13)

(Annual 3% increase).

 6. TENANT IMPROVEMENTS: Lessee is a current tenant of the Premises and accepts the Premises in their "as is" condition.

 7. SECURITY DEPOSIT: The existing security deposits retained by Lessor shall remain unchanged. In summary, Lessor and Lessee acknowledge the security deposits are defined as follows:

                Suite 205                    $ 1,114.00
                Suite 202                      4,100.00
                Suite 210                      2,200.00
                Suite 300                      5,600.00
                Suite 310                      2,310.00
                Suite 350                      4,300.00
                                              ---------
                                             $19,624.40

 8. OPERATING EXPENSES-ARTICLE IV RENT, 4.2 DIRECT EXPENSES: Article 4.2, Direct Expenses of the Master Lease shall apply. The base year ("base year") is defined as calendar year 1997. As defined in the Article, Lessee shall pay their pro-rata share of increase in operating expense over the base year. Lessee's proportionate share of the total 13,849 rentable sq. ft. building is 62%.

The dates as defined in paragraph 3 of Article 4.2 of the Master Lease are:

     1)...first day of JANUARY each calendar year...
     2)...twelve month period ending on DECEMBER 31 of the previous year.
     3)...which may not be ascertained until after JANUARY 31 in the last year of the lease term.

 9. SERVICES-ARTICLE XI: Reasonable business hours on regular business days are defined as Monday through Friday, 8:00 a.m.-6:30 p.m.

10. ASSIGNMENT & SUBLETTING-ARTICLE XIV: The following language shall be incorporated herein:

     a) Lessor shall retain 100% of any profits generated from subletting and/or assignment after the cost to market the space, for which such cost shall be limited to broker commission.

     b) Lessor shall have the right to recapture the Premises in the event Lessee subleases more than 25% of the total space at any time.

        Lessee to provide Lessor with an executed letter of intent with the company and financial information for the Sublease or Assignment for Lessor's approval. Lessor shall have thirty (30) days thereafter to send a written notice of Lessor's desire to recapture the space or approve the Sublease/Assignment. If Lessor elects to recapture and the Sublessees or Assignee has executed a lease agreement with the Lessor for the Premises, Lessee shall surrender possession of the space to Lessor on the effective date of recapture of the Premises, such date being the Termination Date for the Premises. The effective date of the recapture is defined as the proposed commencement date for a new lease.

11. BROKERS: Lessor and Lessee acknowledge Cornish & Carey Commercial represents both parties herein and consent thereto.

Lessor and Lessee each represent to the other than it has had no dealings with any real estate brokers, agent, or finder in connection with the negotiation of this Fourth Addendum, except Cornish & Carey Commercial and that they know of no other real estate broker, agent, or finder who is entitled to a commission or finder's fee in connection with this Fourth Addendum.

Cornish & Carey Commercial shall be paid by the Lessor in accordance with a separate agreement.

12. EFFECTIVENESS OF LEASE: Except as explicitly modified in this Fourth Addendum, all of the terms and provisions of the Master Lease defined herein shall remain in full force and effect.

All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. In the event of any inconsistency between this Fourth Addendum and the Master Lease, the terms of the this Fourth Addendum shall prevail.

ACKNOWLEDGE AND AGREED TO:


LESSOR:  HERBERT P. McLAUGHLIN


By:  /s/ HERBERT P. McLAUGHLIN                 Date:  3/11/98
     --------------------------------                 --------------------


LESSEE:  PETE'S BREWING COMPANY


By:  /s/ STEVE COOKE                           Date:  3/9/98
     --------------------------------                 --------------------
     Steve Cooke
     VP Finance & Admin.